EXHIBIT 99.1
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NEWS RELEASE

FOR IMMEDIATE RELEASE

                                    ACCESSITY CONTACT:   CHARLES R. HOLCOMB
                                                         (954) 752-6161 EXT. 241

                                CORPORATE WEB ADDRESS:   WWW.ACCESSITYCORP.COM

ACCESSITY OBTAINS SUFFICIENT VOTES TO PASS ALL PROPOSALS RELATED TO THE SHARE EXCHANGE TRANSACTION IN ANTICIPATION OF ITS FEBRUARY 28, 2005 ANNUAL MEETING

NASDAQ PROVIDES COMPANY DELISTING NOTICE FOR FAILURE TO HOLD ITS ANNUAL MEETING ON A TIMELY BASIS AND COMPANY INTENDS TO APPEAL DETERMINATION AND STAY PROCEEDINGS.

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Coral Springs, FL, February 11, 2005....ACCESSITY CORP. [NASDAQ SMALLCAP: ACTY]
reported today that it has obtained enough votes from shareholders through their proxies to pass all proposals submitted to shareholders at the Company's Annual Meeting of Shareholders which has been adjourned until February 28, 2005, including all proposals related to the Share Exchange Agreement between Accessity Corp., Pacific Ethanol, Inc., Kinergy Marketing, LLC and ReEnergy, LLC. Receiving approval of these proposals will permit the Company to move forward with this transaction should all other conditions precedent be met. The meeting will be held at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, Florida 33076 at 10:00 a.m., local time. The Company intends to hold its February 28 meeting without any further delays, as it has reached a quorum and received enough votes to pass all proposals.

Additionally, the Company announced today that it received a Nasdaq Staff Determination dated February 7, 2005 indicating that the Company had failed to meet the annual meeting date requirement as set forth in Nasdaq Marketplace Rule 4350(e) and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The Company will request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination which will stay the delisting process. It is anticipated that the hearing before Nasdaq will not take place until after the February 28, 2005 meeting date and therefore the basis for the delisting proceeding will become moot, as the Company will then be back in compliance with the NASDAQ Marketplace Rule. Although there can be no assurance that the panel will grant the Company's

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request for continued listing, the Company anticipates it will remain listed on the Nasdaq SmallCap Marketplace.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, REGARDING AMONG OTHER THINGS OUR PLANS, STRATEGIES AND PROSPECTS -- BOTH BUSINESS AND FINANCIAL. ALTHOUGH WE BELIEVE THAT OUR PLANS, INTENTIONS AND EXPECTATIONS REFLECTED IN OR SUGGESTED BY THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT WE WILL ACHIEVE OR REALIZE THESE PLANS, INTENTIONS OR EXPECTATIONS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS. MANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "WILL," "MAY," "INTEND," "ESTIMATED," AND "POTENTIAL," AMONG OTHERS. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS WE MAKE IN THIS NEWS RELEASE INCLUDE MARKET CONDITIONS AND THOSE SET FORTH IN REPORTS OR DOCUMENTS THAT WE FILE FROM TIME TO TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO ACCESSITY CORP. OR A PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THIS CAUTIONARY LANGUAGE.

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